UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	November 21, 2008 (November 18, 2008)

METAMORPHIX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51294	52-1923417
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8000 Virginia Manor Road, Suite 140, Beltsville, Maryland, 20705

(Address of Principal Executive Offices)

Registrant's telephone number, including area code	(301) 617-9080

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02(b) - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2008, Peter Drake, Ph.D. a member of the Board of Directors (“Board”) of MetaMorphix, Inc. (“MetaMorphix” or the “Company”) since October 11, 2005, informed the Company that he would resign from the Board effective immediately. Dr. Drake cited unrelated increased business demands as the reason for his decision to resign. While the members of the Board are personally saddened by this departure, they accept his decision and extend their thanks to Dr. Drake for his diligence and insightfulness during his tenure.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAMORPHIX, INC.

Date: November 21, 2008	By:	/s/ Edwin C. Quattlebaum
Edwin C. Quattlebaum, President and Chief
Executive Officer